UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

BLOGGERWAVE, INC.
(Exact Name of Registrant as specified in charter)

Nevada	000-53631	26-3126279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

800 W El Camino Real, Suite 180 Mountain View, CA 94040
(Address of Principal Executive Offices)

(650) 962-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 22, 2011, Bloggerwave, Inc. (the “Company”) received from the Securities and Exchange Commission (the “Commission”) a comment letter related to the Company’s (i) Form 10-KT/A for fiscal year ended December 31, 2009, as amended by Amendment No. 2, filed January 26, 2011; Form 10-K/A for fiscal year ended December 31, 2009, as amended by Amendment No. 2, filed January 25, 2011; and Form 10-Q for fiscal quarter ended September 30, 2010, as amended by Amendment No. 1, filed January 24, 2011 (the “Subject Reports”), and (ii) Form S-1 Registration Statement filed on February 11, 2011 (the “Subject Registration Statement”), stating, in part, that the Company’s auditor Davis Accounting Firm, P.C. (which is now known as Etania Audit Group P.C.) (“Davis”) did not have a valid state license from the Utah Division of Occupational & Professional Licensing when it issued an audit opinion with respect to the Company’s financial statements for fiscal years ended December 31, 2009 and 2008 (the “Subject Period”) and accordingly, such financial statements are not considered to be audited.  Accordingly, the financial statements for the Subject Period in each of the Subject Financial Statements and Subject Registration Statement should no longer be relied upon.

The Company anticipates that in response to the comments made by the Commission, it will, at a minimum:

(i)	communicate with its former internal accountant to obtain the necessary information and work papers for the Subject Period;

(ii)
after receipt and review of the above referenced information and work papers, determine if the Subject Period is auditable, in which case the Company will file a Form 8-K disclosing a change in auditors;

(iii)	in the event that the Company is unable to obtain the necessary information and work papers for the Subject Period, “reconstruct” the accounting records;

(iv)
engage an accounting firm that is duly registered and in good standing under the laws of the state of its residence or principal office and registered with the Public Company Accounting Oversight Board (the “Qualified Auditor”) to re-audit the Company’s financial statements during the Subject Period; and

(v)	once the New Auditor has re-audited the Company’s financial statements for the Subject Period, amend the Subject Reports and Subject Registration Statement to include such New Auditor’s report.

The Company’s management, board of directors and current internal accountant have discussed the matters disclosed in this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOGGERWAVE, INC.

Dated: March 11, 2011	By:	/s/ Ulrik Svane Thomsen
Ulrik Svane Thomsen
Chief Executive Officer